Name,                   Citi-   Present Position   Present Principal Occupation,
Business Address       zenship  with BellSouth     Name, Address and Principal
                                                   Business of Organization

F. Duane Ackerman         USA   President, Chief   President and CEO
2000 Campanile                  Executive Officer  BellSouth Corporation
1155 Peachtree St., N.E.        and Director       1155 Peachtree St., N.E.
Atlanta, GA  30309-3610                            Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Richard A. Anderson       USA   President       -  President -
1701 Campanile                  Customer Markets   Customer Markets
1155 Peachtree St., N.E.                           BellSouth Corporation
Atlanta, GA  30309-3610                            1155 Peachtree Street, N.E.
                                                   Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Charles B. Coe            USA   President -        President -
Suite 4500                      Network Services   Network Services
675 W. Peachtree Street                            BellSouth Corporation
Atlanta, GA 30375                                  675 W. Peachtree Street
                                                   Atlanta, GA 30375
                                                   Telecommunications Svcs

Keith O. Cowan            USA   Chief Planning     Chief Planning and
2005 Campanile                  and Development    Development Officer
1155 Peachtree St., N.E.        Officer            BellSouth Corporation
Atlanta, GA  30309-3610                            1155 Peachtree St., N.E.
                                                   Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Francis A. Dramis        USA    Chief Information  Chief Information &
2007 Campanile                  & E-Commerce       E-Commerce Officer
1155 Peachtree St., N.E.        Officer            BellSouth Corporation
Atlanta, GA 30309-3610                             1155 Peachtree Street, N.E.
                                                   Atlanta, GA 30309-3610
                                                   Telecommunications Svcs.

Jere A. Drummond         USA     Vice Chairman     Vice Chairman
2010 Campanile                   - External        - External Affairs
1155 Peachtree St., N.E.         Affairs           BellSouth Corporation
Atlanta, GA 30309-3610                             1155 Peachtree Street, N.E.
                                                   Atlanta, GA 30309-3610
                                                   Telecommunication Svcs.

Name,                   Citi-   Present Position   Present Principal Occupation,
Business Address       zenship  with BellSouth     Name, Address and Principal
                                                   Business of Organization

Ronald M. Dykes          USA   Chief Financial     Chief Financial Officer
2008 Campanile                 Officer             BellSouth Corporation
1155 Peachtree St., N.E.                           1155 Peachtree St., N.E.
Atlanta, GA  30309-3610                            Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Gary D. Forsee         USA      Vice Chairman      Vice Chairman and President
Suite 1000                      and President      BellSouth International
1100 Peachtree Street, N.E.     BellSouth          BellSouth Corporation
Atlanta, GA  30309              International      1100 Peachtree Street, N.E.
                                                   Atlanta, GA 30309-3610
                                                   Telecommunications Svcs.

Charles R. Morgan        USA    General Counsel    General Counsel
2002 Campanile                                     BellSouth Corporation
1155 Peachtree St., N.E.                           1155 Peachtree St., N.E.
Atlanta, GA 30309-3610                             Atlanta, GA 30309-3610
                                                   Telecommunications Svcs.

Donald J. Perozzi         USA   President -        President -
Suite 1026                      Advertising and    Advertising and Publishing
2247 Northlake Parkway          Publishing         BellSouth Corporation
Tucker, GA  30054                                  2247 Northlake Parkway
                                                   Tucker, GA 30054
                                                   Telecommunications Svcs.

W. Patrick Shannon        USA   President -        President -
1703 Campanile                  BellSouth          BellSouth Exchange Services
1155 Peachtree St., N.E.        Exchange Services  BellSouth Corporation
Atlanta, GA  30309-3610                            1155 Peachtree St., N.E.
                                                   Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Name,                   Citi-   Present Position   Present Principal Occupation,
Business Address       zenship  with BellSouth     Name, Address and Principal
                                                   Business of Organization

F. Duane Ackerman        USA    Chairman of the    President and CEO
2000 Campanile                  Board              BellSouth Corporation
1155 Peachtree St., N.E.                           1155 Peachtree St., N.E.
Atlanta, GA  30309-3610                            Atlanta, GA  30309-3610
                                                   Telecommunications Svcs.

Reuben V. Anderson        USA   Director           Partner, Phelps Dunbar
Phelps Dunbar                                      Suite 500, Mtel Centre N.
Ste 500, Mtel Centre N.                            200 South Lamar Street
200 South Lamar Street                             Jackson, MS  39201
Jackson, MS  39201                                 Attorneys


James H. Blanchard        USA   Director           Chairman of the Board
Synovus Financial Corp.                            and CEO
Suite 301, One Arsenal                             Synovus Financial Corp.
901 Front Street                                   Suite 301, One Arsenal
Columbus, GA  31901                                901 Front Street
                                                   Columbus, GA  31901
                                                   Commercial Banking,
                                                   Securities Brokerage
                                                   and Data Processing

J. Hyatt Brown           USA    Director           Chairman of the Board,
Brown & Brown, Inc.                                President and CEO
220 S. Ridgewood Ave.                              Brown & Brown, Inc.
Daytona Beach, FL  32114                           220 S. Ridgewood Ave.
                                                   Daytona Beach, FL  32114
                                                   Insurance

Armando M. Codina        USA    Director           Chairman of the Board
Codina Group Inc.                                  and CEO
Penthouse II                                       Codina Group Inc.
Two Alhambra Plaza                                 Penthouse II
Coral Gables, FL  33134                            Two Alhambra Plaza
                                                   Coral Gables, FL  33134
                                                   Real Estate Development

Name,                   Citi-   Present Position   Present Principal Occupation,
Business Address       zenship  with BellSouth     Name, Address and Principal
                                                   Business of Organization

Kathleen F. Feldstein    USA    Director           President
Economics Studies, Inc.                            Economics Studies, Inc.
147 Clifton Street                                 147 Clifton Street
Belmont, MA 02178                                  Belmont, MA 02178
                                                   Private Economics
                                                   Consulting Firm

James P. Kelly           USA    Director           Chairman of the Board
United Parcel Service, Inc.                        and CEO
55 Glenlake Parkway, N.E.                          United Parcel Service, Inc.
Atlanta, GA  30328-3474                            55 Glenlake Parkway, N.E.
                                                   Atlanta, GA 30328-3474
                                                   Global Express Carrier and
                                                   Package Distribution
                                                   Logistics Company

Joseph M. Magliochetti   USA    Director           Chairman of the Board,
Dana Corporation                                   President and CEO
4500 Dorr Street                                   Dana Corporation
Toledo, OH 43615                                   4500 Dorr Street
                                                   Toledo, OH 43615
                                                   Motor Vehicles and Parts

John G. Medlin, Jr.      USA    Director           Chairman Emeritus
Wachovia Corporation                               Wachovia Corporation
100 North Main Street                              100 North Main Street
Winston-Salem, NC  27101                           Winston-Salem, NC  27101
                                                   Interstate Bank
                                                   Holding Company

Leo F. Mullin            USA    Director           Chairman of the Board
Delta Air Lines, Inc.                              and CEO
P. O. Box 20706                                    Delta Air Lines, Inc.
Atlanta, GA 30320                                  P. O. Box 20706
                                                   Atlanta, GA 30320
                                                   Air Transportation Company

Name,                   Citi-   Present Position   Present Principal Occupation,
Business Address       zenship  with BellSouth     Name, Address and Principal
                                                   Business of Organization

Eugene F. Murphy         USA    Director           Retired Vice Chairman of the
General Electric Company                           Board and Executive Officer
GE Corporate Alternate Facility                    General Electric Company
260 Long Ridge Road, M/S 1039-2407                 GE Corporate Alternate
Stamford, CT 06927                                 Facility
                                                   260 Long Ridge Road, M/S
                                                     1039-2407
                                                   Stamford, CT 06927
                                                   Diversified Services,
                                                   Technology and Manufacturing
                                                   Company

Robin B. Smith           USA    Director           Chairman of the Board
Publishers Clearing House                          and CEO
382 Channel Drive                                  Publishers Clearing House
Port Washington, NY 11050                          382 Channel Drive
                                                   Port Washington, NY  11050
                                                   Magazine Subscription
                                                   Company

William S. Stavropoulos  USA    Director           Chairman of the Board
The Dow Chemical Company                           The Dow Chemical Company
2030 Willard H. Dow Center                         2030 Willard H. Dow Center
Midland, MI 48674                                  Midland, MI 48674
                                                   Chemical Manufacturing
                                                   Company